Exhibit 10.2

QWEST COMMUNICATIONS INTERNATIONAL INC.
DEFERRED COMPENSATION PLAN
FOR NONEMPLOYEE DIRECTORS

Effective as of July 1, 2000
Amended and Restated Effective as of January 1, 2005

Preamble

1.1.                              Amendment and Restatement.  Qwest Communications International Inc., a Delaware corporation (hereinafter the “Company”), heretofore established the “Qwest Communications International Inc. Deferred Compensation Plan for Nonemployee Directors” (the “Plan”) effective as of July 1, 2000 to permit certain nonemployee members of its Board of Directors to defer receipt of all or a portion of their anticipated Director’s Fees (as defined below).  The Company reserved to itself the right to amend that Plan from time to time.  By adoption of this amended and restated document entitled “Qwest Communications International Inc. Deferred Compensation Plan for Nonemployee Directors,” the Company hereby amends and restates the Plan in its entirety as applied to all persons who are Participants (as defined below) as of January 1, 2005 and all persons who become Participants after that date, to comply with the changes required by  Section 409A of the Internal Revenue Code and to make certain other changes.

1.2.                              Unfunded Obligation.  The obligation of the Company to make payments under this Plan constitutes only the unsecured (but legally enforceable) promise of the Company to make such payments.  The Participant shall have no lien, prior claim or other security interest in any property of the Company.  If a fund is established by the Company in connection with this Plan, the property therein shall remain the sole and exclusive property of the Company.  The Company will pay the cost of this Plan out of its general assets.

1.3.                              Scope.  This Plan document consists of this Preamble and two distinct and mutually exclusive Parts applicable to different benefits depending on when the benefit was earned under this Plan.  These benefits are as follows.

1.3.1.                                                Part A.  Part A of the Plan contains all the provisions and rules applicable to all benefits attributable to Director’s Fees for services as a Director (as defined below) that were earned or vested after December 31, 2004. No portion of Part A of the Plan is applicable to any benefit or portion thereof to which Part B is applicable.

1.3.1.                                                Part B.  Part B of the Plan contains all the provisions and rules applicable to all benefits attributable to Director’s Fees for services as a Director that were earned and vested prior to January 1, 2005. No portion of Part B of the Plan is applicable to any benefit or portion thereof to which Part A is applicable.

Preamble to Plan

IN WITNESS WHEREOF, Qwest Communications International Inc. has caused this amended and restated document to be adopted effective as of January 1, 2005.

, 2005	QWEST COMMUNICATIONS INTERNATIONAL INC.

By
Its:

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QWEST COMMUNICATIONS INTERNATIONAL INC.
DEFERRED COMPENSATION PLAN
FOR NONEMPLOYEE DIRECTORS

PART A

Plan Part A

TABLE OF CONTENTS

		Page

ARTICLE I	DEFINITIONS	1

ARTICLE II	PARTICIPANT DEFERRALS	2

2.1	Deferral Elections
2.2	Changes in Deferral Elections
2.3	Accounting

ARTICLE III	COMPANY MATCHING DEFERRALS	3

ARTICLE IV	ACCOUNTS	3

4.1	Establishment and Nature of Participant Accounts
4.2	Account Earnings
4.3	Change in Outstanding Shares
4.4	Account Statements

ARTICLE V	VESTING	4

ARTICLE VI	DISTRIBUTIONS	5

6.1	Timing and Form of Distribution
6.2	Unforeseeable Emergency
6.3	Payment of Benefits Following Death
6.4	Distribution in Event of Taxation

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ARTICLE VII	ADMINISTRATION	6

7.1	Plan Administration
7.2	Claims Procedure
7.3	Expenses

ARTICLE VIII	AMENDMENT, MODIFICATION AND TERMINATION	7

ARTICLE IX	MISCELLANEOUS	7

9.1	Unfunded Plan
9.2	Withholding for Taxes and Other Deductions
9.3	No Right to Directorship
9.4	Alienation Prohibited
9.5	General Limitation of Liability
9.6	Applicable Law
9.7	Successors and Assigns

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QWEST COMMUNICATIONS INTERNATIONAL INC.
DEFERRED COMPENSATION PLAN
FOR NONEMPLOYEE DIRECTORS

PREAMBLE

This Part A of the Plan contains all the provisions and rules applicable to all benefits attributable to Director’s Fees for services as a Director that were earned or vested after December 31, 2004. No portion of Part A of the Plan is applicable to any benefit or portion thereof to which Part B is applicable.

ARTICLE I

DEFINITIONS

Whenever used herein, the following terms shall have the respective meanings set forth below, unless the context clearly indicates otherwise.  In addition, unless some other meaning or intent is apparent from the context, the plural shall include the singular and vice versa; and masculine, feminine and neuter words shall be used interchangeably.

1.1                                 “Account” means, with respect to each Participant, the Phantom Unit Account established pursuant to Article IV below.

1.2                                 “Administrator” means the Executive Vice President - Human Resources or his or her successor or designee.

1.3                                 “Beneficiary” means the person, trust or other entity designated by the Participant in accordance with Section 6.2 below to receive payment under the Plan in the event of the Participant’s death.  If the Participant fails to designate a Beneficiary, or if all of the Participant’s designated Beneficiaries predecease the Participant, then the Participant’s Beneficiary shall be his or her estate.

1.4                                 “Board” means the Board of Directors of the Company.

1.5                                 “Code” means the Internal Revenue Code of 1986, as now or hereafter amended and in effect.

1.6                                 “Common Stock” means the Company’s $.01 par value common stock.

1.7                                 “Company” means Qwest Communications International Inc., a Delaware corporation.

1.8                                 “Company Matching Deferrals” means the amounts allocated to a Participant’s Account as a matching deferral in accordance with the provisions of Article III.

1.9                                 “Committee” means the Compensation and Human Resources Committee of the Board or such other committee, officer or person as the Board may designate from time to time.

1.10                           “Director” means a member of the Board.

1.11                           “Director’s Fees” means any retainer, attendance fees, committee membership fees, or other compensation, paid in cash or stock by the Company to a Director for services as a Director.

1.12                           “Eligible Director” means a Director who (a) is not an employee of the Company or any subsidiary of the Company and (b) does not own, directly or indirectly, 5% or more of the outstanding shares of the Company’s Common Stock.

1.13                           “Participant” means an Eligible Director who has elected to defer payment of Director’s Fees under the Plan.  A person remains a Participant so long as he or she has an Account balance under the Plan, whether or not such person remains an Eligible Director.

1.14                           “Phantom Units” shall mean units held in a notational account in which each unit represents a value equivalent to one share of Common Stock of the Company.

1.15                           “Plan” means the Qwest Communications International Inc. Deferred Compensation Plan for Nonemployee Directors, as set forth herein, together with all amendments hereto.

1.16                           “Unforeseeable Emergency” means a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant, of the Participant’s spouse or of a dependent (as defined in Code Section 152(a)) of the Participant, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.  The need to pay college tuition and the desire to purchase a home will not be considered to constitute Unforeseeable Emergencies.

ARTICLE II

PARTICIPANT DEFERRALS

2.1                                 Deferral Elections.  An Eligible Director may elect to irrevocably defer all or any portion of the Director’s Fees that he or she anticipates earning.  Such election shall be made and filed with the Company no later than the last day of the calendar year prior to the calendar year in which such Director’s Fees would otherwise be payable.  Such elections shall be made by

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filing a written notice with the Company in such form, in such manner and by such time as the Administrator shall specify.  Notwithstanding the foregoing, a Director who first becomes an Eligible Director during a calendar year may, within thirty days following the date on which he or she becomes an Eligible Director, elect to defer Director’s Fees that he or she has not yet earned (as of the date such Director files a deferral election with the Company) but that are payable in such calendar year.

2.2                                 Changes in Deferral Elections.  A Participant’s deferral election shall remain in effect until terminated or modified by the Participant pursuant to this Section 2.2.  A Participant may terminate or modify his or her deferral election by filing a new deferral election with the Company in accordance with the provisions of Section 2.1 above.  New deferral elections shall become effective on the later of (i) the date specified in the election, or (ii) the first day of the next calendar year.

2.3                                 Accounting.  The Company shall credit a Participant’s deferrals during a calendar year to the Account established for such Participant for such year, pursuant to Article IV below, as of the date on which the amount deferred would otherwise have been paid or made available to the Participant.

ARTICLE III

COMPANY MATCHING DEFERRALS

At the time that Participant deferrals are credited to a Participant’s Account under the Plan, the Company shall also credit an amount equal to 50% of the Participant deferrals to the Account as a Company Matching Deferral.  The Company Matching Deferral shall be fully vested and shall be accounted for in the same manner as all other amounts allocated to a Participant’s Account.  Notwithstanding the foregoing, no matching contributions shall be made under this Plan for deferrals after October 1, 2005.

ARTICLE IV

ACCOUNTS

4.1                                 Establishment and Nature of Participant Accounts.  The Company shall establish and maintain, in the name of each Participant, Accounts to reflect the Participant’s interest under the Plan.  A separate Account shall be established and maintained for each Participant for each year in which such Participant makes deferrals under the Plan.  The maintenance of such Accounts is for recordkeeping purposes only.  No funds or other assets of the Company shall be segregated or attributable to the amounts that may be credited to a Participant’s Accounts from

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time to time, but rather benefit payments under the Plan shall be made solely from the general assets of the Company at the time any such payments become due and payable.

4.2                                 Account Earnings.  Deferrals credited to a Participant’s Account will be credited in Phantom Units in accordance with standard recordkeeping procedures.  Additional Phantom Units shall be credited each quarter to the Participant’s Accounts to reflect dividends paid on Company Common Stock.  The number of additional Phantom Units credited shall be calculated by multiplying the number of Phantom Units held in the Participant’s Accounts as of the record date by the dividend payable per share and then dividing the result by the fair market value of Company Common Stock.  The fair market value is determined by averaging the closing price of Company Common Stock over the three trading days ending on the payment date of the applicable dividend.

4.3                                 Change in Outstanding Shares.  In the event of any change in outstanding Company shares by reason of any stock dividend or split, recapitalization, merger, consolidation or exchange of shares or other similar corporate change, the number of Phantom Units then credited to the Participant’s Accounts shall be increased, decreased or changed in like manner as if such Phantom Units were actual shares of Company Common Stock and had been issued and outstanding, fully paid and nonassessable at the time of such occurrence.  In addition, in the event of any such corporate changes, the Board shall make such other adjustments, if any, that it deems appropriate in the number or other features of Phantom Units then credited to the Participants’ Accounts.  Any and all such adjustments shall be conclusive and binding upon all parties concerned.

4.4                                 Account Statements.  After the close of each calendar year, or more frequently as the Administrator, in its sole discretion, determines, the Company shall furnish each Participant with a statement of the value of his or her Accounts.

ARTICLE V

VESTING

A Participant shall be fully vested in his or her Accounts at all times, subject only to his or her status as a general unsecured creditor of the Company in the event of the Company’s insolvency or bankruptcy.

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ARTICLE VI

DISTRIBUTIONS

6.1                                 Timing and Form of Distribution.  Except as provided otherwise in this Article VI, each of the Participant’s Accounts shall be distributed to the Participant on, or as soon as administratively practicable after, the Participant ceases to be a Director. Each of the Participant’s Accounts shall be distributed to the Participant in the form of a cash lump sum.

6.2                                 Unforeseeable Emergency.  Any Participant, who the Committee determines has experienced (or would experience, if a withdrawal were not permitted) an Unforeseeable Emergency, shall be entitled to withdraw such amount from his or her Accounts as reasonably is needed to satisfy the emergency need.  A Participant shall be required to submit a written request for such a withdrawal, together with such supporting documentation as the Committee may require, to the Committee for review and approval.  Such request may specify the Account(s) from which the Participant wishes to make the withdrawal.  If the request fails to do so, or if the balances in the specified Account(s) are insufficient to cover such withdrawal, then any amounts for which no designation has been made (or which are in excess of the designated balances) shall be withdrawn from the Participant’s Accounts, from oldest to newest, until the withdrawal amount is satisfied.  Upon the approval of a Participant’s request for such a withdrawal, the Participant’s deferrals under the Plan shall be suspended and the Participant shall be precluded from making further deferrals under the Plan until the first day of the following calendar year.  A distribution under this Section 6.2 shall occur as soon as administratively practicable after the Committee approves the Participant’s request.  Notwithstanding the foregoing, distribution under this Section 6.2 may not be made to the extent that the hardship is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation would not itself cause severe financial hardship) or by cessation of deferrals under the Plan.

6.3                                 Payment of Benefits Following Death. Upon the death of a Participant, any undistributed balances in the Participant’s Accounts shall be distributed to the Participant’s Beneficiary(ies) as soon as administratively practicable. The form of distribution that will be paid to a Beneficiary shall be a single lump sum. A Participant shall designate a Beneficiary(ies) in which his or her undistributed Account balances shall be distributed to such Beneficiary(ies) on such form (filed with the Company) as the Administrator shall prescribe.  The Participant may change a Beneficiary designation at any time by filing a new Beneficiary designation with the Company.  Any such change shall be effective only if the Participant is alive at the time the Company receives such change.  The most recent Beneficiary designation on file with the Company shall be controlling.

6.4                                 Distribution in Event of Taxation.  Notwithstanding any provision in the Plan to the contrary, if the Internal Revenue Service or a court determines that any amounts credited to a

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Participant’s Accounts under the Plan are currently taxable under the Code, the Committee may, in its discretion, cause such taxable amounts to be distributed to the Participant during the year in which such amounts are taxable or during any subsequent year.

ARTICLE VII

ADMINISTRATION

7.1                                 Plan Administration.

(a)                                                          The Administrator shall have and exercise all discretionary and other authority to control and manage the operation and administration of the Plan, except such authority as is specifically allocated otherwise by or under the terms hereof, and shall have the power to take any action necessary or appropriate to carry out such responsibilities.  Without limiting the foregoing, and in addition to the authority and duties specified elsewhere herein, the Administrator shall have the discretionary authority to construe, interpret and apply the terms and provisions of the Plan; to prescribe such rules and regulations, and issue such directives, as it deems necessary or appropriate for the administration of the Plan; and to make all other determinations and decisions as it deems necessary or appropriate for the administration of the Plan.  The Administrator may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent it deems expedient.  Decisions of the Administrator shall be final and binding upon the Participants, and their legal representatives and beneficiaries.

(b)                                                         No Director may decide, determine or act on any matter that affects the distribution, nature or method of settlement of solely his or her Accounts under the Plan, except in exercising an election available to that Director in his or her capacity as a Participant.

7.2                                 Claims Procedure.  A Participant or Beneficiary, as applicable, shall file any claim for payments under the Plan with the Administrator, which shall consider such claim and notify the claimant of its decision with respect thereto within ninety (90) days (or within such longer period, not to exceed one hundred eighty (180) days, as the Administrator determines is necessary to review the claim; provided that the Administrator notifies the claimant of the extension within the original ninety (90) day period).  If the claim is denied, in whole or in part, the claimant may appeal such denial to the Committee, provided he or she does so within sixty (60) days of receiving the Administrator’s determination.  The Committee shall consider the appeal and notify the claimant of its decision with respect thereto within sixty (60) days (or within such longer period, not to exceed one hundred twenty (120) days, as the Committee

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determines is necessary to review the appeal; provided that the Committee notifies the claimant of the extension within the original sixty (60) day period).  The Committee’s decision upon any appeal shall be final and binding on all parties.

7.3                                 Expenses.  All expenses and costs incurred in connection with the administration and operation of the Plan shall be borne by the Company.

ARTICLE VIII

AMENDMENT, MODIFICATION AND TERMINATION

This Plan may be amended, modified or terminated at any time by the Committee; provided, however, that no such amendment or modification may adversely affect the rights of any Participant, without his or her consent, to any benefit under the Plan to which he or she was entitled prior to the effective date (or, if later, the adoption date) of such amendment or modification. In the event of the termination of this Plan, a Participant’s Accounts shall be distributed to the Participant pursuant to Article VI above.

ARTICLE IX

MISCELLANEOUS

9.1                                 Unfunded Plan.  The Plan shall be unfunded and all benefits under the Plan shall be paid solely from the Company’s general assets.  The Plan constitutes a mere promise by the Company to make benefit payments in the future.  No Participant or Beneficiary shall have any preferred claim to the amounts credited to a Participant’s Accounts or to any assets of the Company on account of a Participant’s participation in the Plan prior to the time such amounts are actually paid to the Participant or Beneficiary, and then only to the extent of any such payment.  Participants and Beneficiaries shall have the status of general unsecured creditors of the Company.

9.2                                 Withholding for Taxes and Other Deductions.  The Company shall have the right to deduct from any deferral to be made or any distribution or withdrawal to be paid under the Plan any applicable taxes that it is required by law to withhold and any amounts owed by the Participant to the Company.

9.3                                 No Right to Directorship.  Nothing contained in the Plan or in any Deferral Agreement executed by a Participant in connection herewith shall be construed to (a) confer upon any Director any right to continue as a Director, (b) restrict in any way any right the Company may have to terminate or change the terms or conditions of any Director’s directorship

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at any time, or (c) confer upon any Director or any other person any claim or right to any distribution under the Plan except in accordance with its terms.

9.4                                 Alienation Prohibited.  Neither the Participant nor any Beneficiary shall have any right or ability to alienate, sell, transfer, assign, pledge or encumber, either voluntarily or involuntarily, any amount due or expected to become due under the Plan.  Nor shall any such amounts be subject to garnishment, execution, levy or other seizure by any creditor of a Participant or Beneficiary.

9.5                                 General Limitation of Liability.  Subject to applicable law and the Certificate of Incorporation and Bylaws of the Company, as in effect from time to time, neither the Company, the Board, the Committee, the Administrator nor any other person shall be liable, either jointly or severally, for any act or failure to act or for anything whatsoever in connection with the Plan, or the administration thereof, except, and only to the extent of, liability imposed because of willful misconduct, gross negligence or bad faith.  All benefit payments shall be made solely from the Company’s general assets.

9.6                                 Applicable Law.  The Plan shall be construed and its validity determined in accordance with the laws of the State of Colorado to the extent such laws are not preempted by federal law.

9.7                                 Successors and Assigns.  The terms and conditions of the Plan, as amended and in effect from time to time, shall be binding upon the Company’s successors and assigns, including without limitation any entity into which the Company may be merged or with which the Company may be consolidated.

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QWEST COMMUNICATIONS INTERNATIONAL INC.
DEFERRED COMPENSATION PLAN
FOR NONEMPLOYEE DIRECTORS

PART B

Plan Part B

TABLE OF CONTENTS

Page

ARTICLE I	DEFINITIONS	1

ARTICLE II	PARTICIPANT DEFERRALS	2

2.1	Deferral Elections
2.2	Changes in Deferral Elections
2.3	Suspension of Deferrals
2.4	Accounting

ARTICLE III	COMPANY MATCHING DEFERRALS	3

ARTICLE IV	ACCOUNTS	4

4.1	Establishment and Nature of Participant Accounts
4.2	Account Earnings
4.3	Change in Outstanding Shares
4.4	Account Statements

ARTICLE V	VESTING	5

ARTICLE VI	DISTRIBUTIONS	5

6.1	Timing and Form of Distribution
6.2	Disability
6.3	Competition
6.4	Change of Control
6.5	Unforeseeable Emergency
6.6	Other In-Service Distributions

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6.7	Payment of Benefits Following Death
6.8	Distribution in Event of Taxation

ARTICLE VII	ADMINISTRATION	9

7.1	Plan Administration
7.2	Claims Procedure
7.3	Expenses

ARTICLE VIII	AMENDMENT, MODIFICATION AND TERMINATION	10

ARTICLE IX	MISCELLANEOUS	10

9.1	Unfunded Plan
9.2	Withholding for Taxes and Other Deductions
9.3	No Right to Directorship
9.4	Alienation Prohibited
9.5	General Limitation of Liability
9.6	Applicable Law
9.7	Successors and Assigns

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QWEST COMMUNICATIONS INTERNATIONAL INC.
DEFERRED COMPENSATION PLAN
FOR NONEMPLOYEE DIRECTORS

PREAMBLE

This Part B of the Plan contains all the provisions and rules applicable to all benefits attributable to Director’s Fees for services as a Director that were earned and vested prior to January 1, 2005. No portion of Part B of the Plan is applicable to any benefit or portion thereof to which Part A is applicable.

ARTICLE I

DEFINITIONS

Whenever used herein, the following terms shall have the respective meanings set forth below, unless the context clearly indicates otherwise.  In addition, unless some other meaning or intent is apparent from the context, the plural shall include the singular and vice versa; and masculine, feminine and neuter words shall be used interchangeably.

1.1                                 “Account” means, with respect to each Participant, the Phantom Unit Account established pursuant to Article IV below.

1.2                                 “Administrator” means the Executive Vice President - Human Resources or his successor or designee.

1.3                                 “Beneficiary” means the person, trust or other entity designated by the Participant in accordance with Section 6.7 below to receive payment under the Plan in the event of the Participant’s death.  If the Participant fails to designate a Beneficiary, or if all of the Participant’s designated Beneficiaries predecease the Participant, then the Participant’s Beneficiary shall be his or her estate.

1.4                                 “Board” means the Board of Directors of the Company.

1.5                                 “Code” means the Internal Revenue Code of 1986, as now or hereafter amended and in effect.

1.6                                 “Common Stock” means the Company’s $.01 par value common stock.

1.7                                 “Company” means Qwest Communications International Inc., a Delaware corporation.

1.8                                 “Company Matching Deferrals” means the amounts allocated to a Participant’s Account as a matching deferral in accordance with the provisions of Article III.

1.9                                 “Committee” means the Compensation Committee of the Board or such other committee, officer or person as the Board may designate from time to time.

1.10                           “Director” means a member of the Board of the Company.

1.11                           “Director’s Fees” means any retainer, attendance fees, committee membership fees, or other compensation, paid in cash or stock by the Company to a Director for services as a Director.

1.12                           “Eligible Director” means a Director who (a) is not an employee of the Company or any subsidiary of the Company and (b) does not own, directly or indirectly, 5% or more of the outstanding shares of the Company’s Common Stock.

1.13                           “Participant” means an Eligible Director who has elected to defer payment of Director’s Fees under the Plan.  A person remains a Participant so long as he or she has an Account balance under the Plan, whether or not such person remains an Eligible Director.

1.14                           “Phantom Units” shall mean units held in a notational account in which each unit represents a value equivalent to one share of Common Stock of the Company.

1.15                           “Plan” means the Qwest Communications International Inc. Deferred Compensation Plan for Nonemployee Directors, as set forth herein, together with all amendments hereto.

1.16                           “Unforeseeable Emergency” means a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant, of the Participant’s spouse or of a dependent (as defined in Code section 152(a)) of the Participant, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.  The need to pay college tuition and the desire to purchase a home will not be considered to constitute Unforeseeable Emergencies.

ARTICLE II

PARTICIPANT DEFERRALS

2.1                                 Deferral Elections.  An Eligible Director may elect to irrevocably defer all or any portion of the Director’s Fees that he or she anticipates earning.  Such election shall be made and filed with the Company no later than (i) the last day of the calendar year prior to the calendar year in which such Director’s Fees would otherwise be payable, if the Director initiates the election, or (ii) three months prior to the date the Director’s Fees would otherwise be payable if a deferral election is solicited from all Directors by the Company.  Such elections shall be made by filing a written notice with the Company in such form, in such manner and by such time as the Administrator shall specify.  Notwithstanding the foregoing, a Director who first becomes an Eligible Director during a calendar year may, within thirty days following the date on which he or she becomes an Eligible Director, elect to defer Director’s Fees that he or she has not yet earned (as of the date such Director files a deferral election with the Company) but that are payable in such calendar year.

2.2                                 Changes in Deferral Elections.  A Participant’s deferral election shall remain in effect until terminated or modified by the Participant pursuant to this Section 2.3.  A Participant may terminate or modify his or her deferral election by filing a new deferral election with the Company in accordance with the provisions of Section 2.1 above.  New deferral elections shall become effective on the later of (i) the date specified in the election, or (ii) three months after the election if the change is solicited by the Company.

2.3                                 Suspension of Deferrals.  A Participant may suspend his or her deferrals under the Plan during a calendar year if the Committee determines that the Participant has experienced (or would experience, if suspension were not permitted) an Unforeseeable Emergency that cannot be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation would not itself cause severe financial hardship).  Any Participant who wishes to suspend his or her deferrals during a calendar year pursuant to this Section must file a written request for such suspension, together with such supporting documentation as the Committee may require, with the Committee for review and approval.  Such suspension shall become effective as soon as administratively practicable after it is approved by the Committee.  A Participant who has suspended his or her deferrals under this Section may not recommence those deferrals until the first day of the following calendar year.

2.4                                 Accounting.  The Company shall credit a Participant’s deferrals during a calendar year to the Account established for such Participant for such year, pursuant to Article IV below, as of the date on which the amount deferred would otherwise have been paid or made available to the Participant.

ARTICLE III

COMPANY MATCHING DEFERRALS

At the time that Participant deferrals are credited to a Participant’s Account under the Plan, the Company shall also credit an amount equal to 50% of the Participant deferrals to the Account as a Company Matching Deferral.  The Company Matching Deferral shall be fully vested and shall be accounted for in the same manner as all other amounts allocated to a Participant’s Account.

ARTICLE IV

ACCOUNTS

4.1                                 Establishment and Nature of Participant Accounts.  The Company shall establish and maintain, in the name of each Participant, Accounts to reflect the Participant’s interest under the Plan.  A separate Account shall be established and maintained for each Participant for each year in which such Participant makes deferrals under the Plan.  The maintenance of such Accounts is for recordkeeping purposes only.  No funds or other assets of the Company shall be segregated or attributable to the amounts that may be credited to a Participant’s Accounts from time to time, but rather benefit payments under the Plan shall be made solely from the general assets of the Company at the time any such payments become due and payable.

4.2                                 Account Earnings.  Deferrals credited to a Participant’s Account will be credited in Phantom Units in accordance with standard recordkeeping procedures.  Additional Phantom Units shall be credited each quarter to the Participant’s Accounts to reflect dividends paid on Company Common Stock.  The number of additional Phantom Units credited shall be calculated by multiplying the number of Phantom Units held in the Participant’s Accounts as of the record date by the dividend payable per share and then dividing the result by the fair market value of Company Common Stock.  The fair market value is determined by averaging the closing price of Company Common Stock over the three trading days ending on the payment date of the applicable dividend.

4.3                                 Change in Outstanding Shares.  In the event of any change in outstanding Company shares by reason of any stock dividend or split, recapitalization, merger, consolidation or exchange of shares or other similar corporate change, the number of Phantom Units then credited to the Participant’s Accounts shall be increased, decreased or changed in like manner as if such Phantom Units were actual shares of Company Common Stock and had been issued and outstanding, fully paid and nonassessable at the time of such occurrence.  In addition, in the event of any such corporate changes, the Board shall make such other adjustments, if any, that it deems appropriate in the number or other features of Phantom Units then credited to the Participants’ Accounts.  Any and all such adjustments shall be conclusive and binding upon all parties concerned.

4.4                                 Account Statements.  After the close of each calendar year, or more frequently as the Administrator, in its sole discretion, determines, the Company shall furnish each Participant with a statement of the value of his or her Accounts.

ARTICLE V

VESTING

A Participant shall be fully vested in his or her Accounts at all times, subject only to his or her status as a general unsecured creditor of the Company in the event of the Company’s insolvency or bankruptcy.

ARTICLE VI

DISTRIBUTIONS

6.1                                 Timing and Form of Distribution.

(a)                                                          Except as provided otherwise in this Article VI, each of the Participant’s Accounts shall be distributed or commence to be distributed to the Participant on, or as soon as administratively practicable after, the earlier of the distribution date specified for such Account by the Participant or the termination of the Plan.  Subject to subsection 6.1(c) below, the Participant shall specify the date on which each of his or her Accounts shall be distributed or shall commence to be distributed at the time he or she makes, and as a part of, an election to defer the Director’s Fees credited to that Account.  The Participant may make a separate election with respect to each of his or her Accounts.

(b)                                                         Except as provided otherwise in this Article VI, each of the Participant’s Accounts shall be distributed to the Participant in the form elected for such Account by the Participant.  The Participant may elect to have an Account distributed in either a cash lump sum, annual cash installments over a period not to exceed ten (10) years or such other form as the Administrator may approve.  Subject to subsection 6.1(c) below, the Participant shall specify the form in which each of his or her Accounts is to be distributed at the time such Participant makes, and as a part of, an election to defer the Director’s Fees credited to that Account.  The Participant may make a separate election with respect to each of his or her Accounts.

(c)                                                          A Participant may change the timing and/or form of distribution for one or more of his or her Accounts at any time, so long as such change is requested in writing (and such request is filed with the Company) at least six months prior to the date on which any of the Accounts to which it relates is scheduled to be distributed or to commence to be distributed;

provided, however, that the Participant may not make more than one such change with respect to his or her Accounts in any sixty consecutive month period.  Any change that is requested by a Participant within six months of the date on which any of the Accounts to which it relates is scheduled to be distributed or to commence to be distributed, or within sixty months of a previous change to the timing and/or form of distribution for any of the Participant’s Accounts, shall be null and void.

6.2                                 Disability.  Notwithstanding Section 6.1 above, if a Participant becomes disabled and ceases to be a Director as a result, or if the Participant becomes disabled after he or she ceases to be a Director, then the Committee may, in its sole discretion, direct that his or her undistributed Account balances be distributed to such Participant in a lump sum on, or at any time after, the later of the date on which he or she ceases to be a Director and the date on which a determination of disability is made by the Committee.  For purposes of the Plan, a Director shall be considered to be disabled if, as a result of an illness, injury or similar incapacity, such Director is unable to perform those daily activities that he or she was performing immediately prior to the illness, injury or other incapacity, and such condition is expected to last for a period of at least six (6) months.  The existence of a disability shall be determined by the Committee, and shall be based upon such medical and other evidence as the Committee deems appropriate; provided, however, that a Participant shall be considered to be disabled if he or she is totally and permanently disabled within the meaning of Code section 22(e)(3).

6.3                                 Competition.  Notwithstanding Section 6.1 above, if a Participant ceases to be a Director and becomes a proprietor, officer, partner or employee of, or otherwise becomes affiliated with, any business that is in competition with the Company or any of its subsidiaries, or becomes employed by a governmental agency having jurisdiction over the activities of the Company or any of its subsidiaries, as determined by the Committee in its sole discretion, then such Participant’s undistributed Account balances shall be distributed to him or her in a cash lump sum on, or as soon as administratively practicable after, the date on which he or she ceases to be a Director.

6.4                                 Change of Control.

(a)                                                          Notwithstanding Section 6.1 above, upon a “Change of Control,” as defined in subsection 6.4(b) below, the Participant’s undistributed Account balances shall be funded into a trust or distributed to the Participant in a lump sum within thirty days after such Change of Control.

(b)                                                         For purposes of this Section 6.4, a “Change of Control” shall be deemed to have occurred if either (i) any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act), other than Anschutz Company, The Anschutz Corporation, any entity or organization controlled by Philip F. Anschutz (collectively, the “Anschutz Entities”) or a trustee or other fiduciary holding securities under an employee benefit plan of the Company, acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifty percent (50%) or more of either (A) the then-outstanding shares of Stock (“Outstanding Shares”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (“Voting Power”) or (ii) at any time during any period of three consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof.

6.5                                 Unforeseeable Emergency.  Any Participant, who the Committee determines has experienced (or would experience, if a withdrawal were not permitted) an Unforeseeable Emergency, shall be entitled to withdraw such amount from his or her Accounts as reasonably is needed to satisfy the emergency need.  A Participant shall be required to submit a written request for such a withdrawal, together with such supporting documentation as the Committee may require, to the Committee for review and approval.  Such request may specify the Account(s) from which the Participant wishes to make the withdrawal.  If the request fails to do so, or if the balances in the specified Account(s) are insufficient to cover such withdrawal, then any amounts for which no designation has been made (or which are in excess of the designated balances) shall be withdrawn from the Participant’s Accounts, from oldest to newest, until the withdrawal amount is satisfied.  Upon the approval of a Participant’s request for such a withdrawal, the Participant’s deferrals under the Plan shall be suspended and the Participant shall be precluded from making further deferrals under the Plan until the first day of the following calendar year.  A distribution under this Section  6.5 shall occur as soon as administratively practicable after the Committee approves the Participant’s request.  Notwithstanding the foregoing, distribution under this Section 6.5 may not be made to the extent that the hardship is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation would not itself cause severe financial hardship) or by cessation of deferrals under the Plan.

6.6                                 Other In-Service Distributions.  A Participant shall be entitled to withdraw all or any portion of his or her undistributed Account balances under the Plan at any time; provided, however, that there shall be deducted from any such withdrawal and forfeited to the Company an amount equal to ten percent of the amount withdrawn.  A Participant shall be required to submit a written request for any such in-service withdrawal to the Administrator for review and approval.  Such request may specify the Account(s) from which the Participant wishes to make the withdrawal.  If the request fails to do so, or if the balances in the specified Account(s) are insufficient to cover such withdrawal, then any amounts for which no designation has been made (or which are in excess of the designated balances) shall be withdrawn from the Participant’s Accounts, from oldest to newest, until the withdrawal amount is satisfied.  Upon the approval of the Participant’s request for such a withdrawal, the Participant’s deferrals under the Plan shall be suspended and the Participant shall be precluded from making further deferrals under the Plan until the first day of the second calendar year beginning after the calendar year in which the withdrawal occurs.  A distribution under this Section 6.6 shall occur as soon as administratively practicable after the Administrator approves the Participant’s request.

6.7                                 Payment of Benefits Following Death.

(a)                                                          Upon the death of a Participant, any undistributed balances in the Participant’s Accounts shall be distributed or commence to be distributed to the Participant’s Beneficiary(ies) as soon as administratively practicable in the form specified by the Participant.  A Participant shall designate a Beneficiary(ies) and the form(s) in which his or her undistributed Account balances shall be distributed to such Beneficiary(ies) on such form (filed with the Company) as the Administrator shall prescribe.  The Participant may change a Beneficiary designation at any time by filing a new Beneficiary designation with the Company.  Any such change shall be effective only if the Participant is alive at the time the Company receives such change.  The most recent Beneficiary designation on file with the Company shall be controlling.

(b)                                                         The forms of distribution that may be designated by a Participant pursuant to this Section 6.7 are as follows:

(i)                                     For any Accounts with respect to which distributions have commenced prior to the Participant’s death, the Participant may specify either that the form(s) in which such Accounts are being distributed to him or her at the time of death shall continue with respect to his or her Beneficiary(ies) or that any undistributed Account balances shall be accelerated and distributed to such Beneficiary(ies) in a cash lump sum.

(ii)                                  For any Accounts with respect to which distributions have not commenced prior to the Participant’s death, the Participant may specify that the balances in such Accounts shall be distributed either in a cash lump sum or in such other form of distribution as the Administrator may approve.

If a Participant fails to specify in his or her Beneficiary designation the form(s) in which his or her undistributed Account balances are to be distributed upon his or her death, then such Account balances shall be distributed to the Participant’s Beneficiary(ies) in a cash lump sum.

6.8                                 Distribution in Event of Taxation.  Notwithstanding any provision in the Plan to the contrary, if the Internal Revenue Service or a court determines that any amounts credited to a Participant’s Accounts under the Plan are currently taxable under the Code, the Committee may, in its discretion, cause such taxable amounts to be distributed to the Participant during the year in which such amounts are taxable or during any subsequent year.

ARTICLE VII

ADMINISTRATION

7.1                                 Plan Administration.

(a)                                                                      The Administrator shall have and exercise all discretionary and other authority to control and manage the operation and administration of the Plan, except such authority as is specifically allocated otherwise by or under the terms hereof, and shall have the power to take any action necessary or appropriate to carry out such responsibilities.  Without limiting the foregoing, and in addition to the authority and duties specified elsewhere herein, the Administrator shall have the discretionary authority to construe, interpret and apply the terms and provisions of the Plan; to prescribe such rules and regulations, and issue such directives, as it deems necessary or appropriate for the administration of the Plan; and to make all other determinations and decisions as it deems necessary or appropriate for the administration of the Plan.  The Administrator may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent it deems expedient.  Decisions of the Administrator shall be final and binding upon the Participants, and their legal representatives and beneficiaries.

(b)                                                                     No Director may decide, determine or act on any matter that affects the distribution, nature or method of settlement of solely his or her Accounts under the Plan, except in exercising an election available to that Director in his or her capacity as a Participant.

7.2                                 Claims Procedure.  A Participant or Beneficiary, as applicable, shall file any claim for payments under the Plan with the Administrator, which shall consider such claim and notify the claimant of its decision with respect thereto within ninety (90) days (or within such longer period, not to exceed one hundred eighty (180) days, as the Administrator determines is necessary to review the claim; provided that the Administrator notifies the claimant of the extension within the original ninety (90) day period).  If the claim is denied, in whole or in part, the claimant may appeal such denial to the Committee, provided he or she does so within sixty (60) days of receiving the Administrator’s determination.  The Committee shall consider the appeal and notify the claimant of its decision with respect thereto within sixty (60) days (or within such longer period, not to exceed one hundred twenty (120) days, as the Committee determines is necessary to review the appeal; provided that the Committee notifies the claimant of the extension within the original sixty (60) day period).  The Committee’s decision upon any appeal shall be final and binding on all parties.

7.3                                 Expenses.  All expenses and costs incurred in connection with the administration and operation of the Plan shall be borne by the Company.

ARTICLE VIII

AMENDMENT, MODIFICATION AND TERMINATION

This Plan may be amended, modified or terminated at any time by the Committee; provided, however, that no such amendment, modification or termination may adversely affect the rights of any Participant, without his or her consent, to any benefit under the Plan to which he or she was entitled prior to the effective date (or, if later, the adoption date) of such amendment, modification or termination.  In the event of the termination of this Plan pursuant to this Article VIII, a Participant’s Accounts shall be distributed to the Participant pursuant to Article VI above.

ARTICLE IX

MISCELLANEOUS

9.1                                 Unfunded Plan.  The Plan shall be unfunded and all benefits under the Plan shall be paid solely from the Company’s general assets.  The Plan constitutes a mere promise by the Company to make benefit payments in the future.  No Participant or Beneficiary shall have any preferred claim to the amounts credited to a Participant’s Accounts or to any assets of the Company on account of a Participant’s participation in the Plan prior to the time such amounts are actually paid to the Participant or Beneficiary, and then only to the extent of any such payment.  Participants and Beneficiaries shall have the status of general unsecured creditors of the Company.

9.2                                 Withholding for Taxes and Other Deductions.  The Company shall have the right to deduct from any deferral to be made or any distribution or withdrawal to be paid under the Plan any applicable taxes that it is required by law to withhold and any amounts owed by the Participant to the Company.

9.3                                 No Right to Directorship.  Nothing contained in the Plan or in any Deferral Agreement executed by a Participant in connection herewith shall be construed to (a) confer upon any Director any right to continue as a Director, (b) restrict in any way any right the Company may have to terminate or change the terms or conditions of any Director’s directorship at any time, or (c) confer upon any Director or any other person any claim or right to any distribution under the Plan except in accordance with its terms.

9.4                                 Alienation Prohibited.  Neither the Participant nor any Beneficiary shall have any right or ability to alienate, sell, transfer, assign, pledge or encumber, either voluntarily or involuntarily, any amount due or expected to become due under the Plan.  Nor shall any such amounts be subject to garnishment, execution, levy or other seizure by any creditor of a Participant or Beneficiary.

9.5                                 General Limitation of Liability.  Subject to applicable law and the Certificate of Incorporation and Bylaws of the Company, as in effect from time to time, neither the Company, the Board, the Committee, the Administrator nor any other person shall be liable, either jointly or severally, for any act or failure to act or for anything whatsoever in connection with the Plan, or the administration thereof, except, and only to the extent of, liability imposed because of willful misconduct, gross negligence or bad faith.  All benefit payments shall be made solely from the Company’s general assets.

9.6                                 Applicable Law.  The Plan shall be construed and its validity determined in accordance with the laws of the State of Colorado to the extent such laws are not preempted by federal law.

9.7                                 Successors and Assigns.  The terms and conditions of the Plan, as amended and in effect from time to time, shall be binding upon the Company’s successors and assigns, including without limitation any entity into which the Company may be merged or with which the Company may be consolidated.